Cash and cash equivalents and investments	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents and investments
Cash and cash equivalents and investments

(4) Cash and cash equivalents and investments

Included in investments are corporate bonds, which are reported at fair value. The corporate bonds and similar instruments are classified as measured at fair value through OCI. As of 31 December 2021, unrealised gains in the amount of k€ 1,448

(31 December 2020: gains of k€ 51) were recognised in other comprehensive income relating to those assets. In the course of managing liquidity, Evotec is investing in deposits with maturities beyond three months which are also included in investments. The deposits are measured at amortised costs.

Based on the expected credit loss an allowance of k€ 239 has been recognised as of 31 December 2021 (31 December 2020: k€ 139).

As of 31 December 2021, k€ 7,736 of the cash balances with credit institutions were restricted (31 December 2020 k€ 8,270).